FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               JULY 22, 1998
                              (Date of report)


                   MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
          (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                                     001-11981                        74-2717523
   (State or Other Jurisdiction              (Commission File Number)               (IRS Employer
         of Incorporation)                                                      Identification Number)


                    218 NORTH CHARLES STREET, SUITE 500
                        BALTIMORE, MARYLAND 21201
             (Address of Principal Executive Offices)(Zip Code)



                             (410) 962-8044
            (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     On July 21, 1998, Municipal Mortgage and Equity, L.L.C. (the "Registrant"), announced the price per share of its underwritten offering of 2,500,000 of the Registrant's common shares (the "Offering"). Reference is made to the press release, dated July
23,  1998,  annexed  hereto   as   Exhibit   20.1,  for  further
information regarding the Offering.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.

                 EXHIBIT NO.                  DESCRIPTION OF DOCUMENT
                   1.1           Underwriting  Agreement,  among  the  Registrant  and  the several
                                 Underwriters named therein.
                   8.1           Opinion  of  Rogers  &  Wells  LLP  concerning certain tax matters.
                  20.1           Press  release,  dated  July  23,  1998,  announcing  the pricing of the Offering.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MUNICIPAL MORTGAGE AND EQUITY, L.L.C.



Date: July 24, 1998           By: /s/ Michael L. Falcone
                                  Michael L. Falcone
                                  President


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